Exhibit 99.1

      Pursuant to General Instruction number 4(b)(v) to Form 4, the following additional reporting persons are covered by this joint filing:

Name:      Foresite Capital Fund II, L.P.
           Foresite Capital Management III, LLC
           Foresite Capital Fund III, L.P.
           James B. Tananbaum

Address:   Foresite Capital
           101 California Street
           Suite 4100
           San Francisco, CA 94111

Designated Filer:    Foresite Capital Management II, LLC

Issuer and Ticker Symbol:     Aimmune Therapeutics, Inc. (AIMT)

Date of Event Requiring Statement:  August 24, 2015

Signature:                        FORESITE CAPITAL MANAGEMENT II, LLC

                                  By: /s/ Dennis D. Ryan
                                      ---------------------------------------
                                      Dennis D. Ryan
                                      Chief Financial Officer

                                  FORESITE CAPITAL FUND II, L.P.

                                  By: Foresite Capital Management II, LLC
                                      Its General Partner

                                  By: /s/ Dennis D. Ryan
                                      ---------------------------------------
                                      Dennis D. Ryan
                                      Chief Financial Officer

                                  FORESITE CAPITAL MANAGEMENT III, LLC

                                  By: /s/ Dennis D. Ryan
                                      ---------------------------------------
                                      Dennis D. Ryan
                                      Chief Financial Officer

                                  FORESITE CAPITAL FUND III, L.P.

                                  By: Foresite Capital Management III, LLC
                                      Its General Partner

                                  By: /s/ Dennis D. Ryan
                                      ---------------------------------------
                                      Dennis D. Ryan
                                      Chief Financial Officer

                                  /s/ James B. Tananbaum
                                  -------------------------------------------
                                  James B. Tananbaum